EXHIBIT 99.3
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

Answers to requests below:

1) Rating Agency expected losses:
        S&P            0.60
        Moodys         1.05

2) Investor property strats: attached.

3) Full state table: to follow.

4) FEMA loan information: to follow.

5) Silent second % = 64.41%
   CLTV = 89.22%
   No second lien loans are in the deal.

The swap amortizes at 45cpr (150% of pricing speed).
Effective available funds cap for the B2 class is provided using 10cpr and 9% indices.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                     GSAA-05 14

==============================================================================


----------------------------------
Stats
----------------------------------
Count:  919
Schedule Balance:  $173,053,405.34
AverageSched Bal:  $188,306.21
GrossWAC:  6.588
NetWAC:  6.270
OTERM:  359
RTERM:  357
ATERM:  358
AGE:  2
First CAP:  4.759
Periodic CAP:  1.799
MAXRATE:  12.087
MINRATE:  2.531
MTR:  49.190
MARGIN:  2.443
DTI:  35.201
OLTV:  76.967
COLTV:  84.473
FICO:  722.222
----------------------------------


----------------------------------
Current Rate               Percent
----------------------------------
4.501 - 5.000                 0.18
5.001 - 5.500                 5.82
5.501 - 6.000                11.47
6.001 - 6.500                31.38
6.501 - 7.000                30.95
7.001 - 7.500                15.26
7.501 - 8.000                 4.20
8.001 - 8.500                 0.50
8.501 - 9.000                 0.23
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Scheduled Balance          Percent
----------------------------------
0.01 - 50,000.00              0.33
50,000.01 - 100,000.00        6.75
100,000.01 - 150,000.00      17.92
150,000.01 - 200,000.00      19.67
200,000.01 - 250,000.00      15.51
250,000.01 - 275,000.00       7.86
275,000.01 - 350,000.00      14.46
350,000.01 - 400,000.00       8.13
400,000.01 - 450,000.00       2.98
450,000.01 - 500,000.00       1.65
500,000.01 - 550,000.00       0.30
550,000.01 - 600,000.00       0.69
600,000.01 - 750,000.00       1.48
750,000.01 - 850,000.00       0.44
950,000.01 - 1,000,000.00     1.13
1,000,000.01 - 1,250,000.00   0.69
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Original Term              Percent
----------------------------------
180                           0.38
360                          99.62
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
RemTerm                    Percent
----------------------------------
176.000                       0.26
177.000                       0.12
350.000                       0.16
351.000                       0.64
352.000                       0.14
353.000                       0.28
354.000                       0.94
355.000                       1.88
356.000                      10.61
357.000                      28.24
358.000                      29.54
359.000                      17.92
360.000                       9.25
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Am WAM                     Percent
----------------------------------
0.000 - 59.999               87.67
300.000 - 359.999            10.17
360.000 >=                    2.16
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Age                        Percent
----------------------------------
0                             9.25
1                            17.92
2                            29.54
3                            28.36
4                            10.87
5                             1.88
6                             0.94
7                             0.28
8                             0.14
9                             0.64
10                            0.16
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
States                     Percent
----------------------------------
FL                           16.87
CA                           21.51
GA                            6.79
AZ                            8.26
VA                            6.86
MN                            5.14
SC                            2.58
TX                            2.12
NV                            3.50
OR                            2.61
Other                        23.75
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Original LTV               Percent
----------------------------------
0.001 - 50.000                2.97
50.001 - 60.000               3.60
60.001 - 70.000              12.69
70.001 - 75.000               6.26
75.001 - 80.000              64.05
80.001 - 85.000               0.53
85.001 - 90.000               9.49
90.001 - 95.000               0.42
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Combined LTV               Percent
----------------------------------
0.001 - 50.000                2.97
50.001 - 60.000               3.44
60.001 - 70.000               8.69
70.001 - 75.000               4.16
75.001 - 80.000              23.77
80.001 - 85.000               1.52
85.001 - 90.000              26.06
90.001 - 95.000              13.35
95.001 - 100.000             16.05
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
FICO                       Percent
----------------------------------
600.000 - 619.999             0.07
620.000 - 639.999             1.26
640.000 - 659.999             4.21
660.000 - 679.999            11.26
680.000 - 699.999            18.53
700.000 - 719.999            14.76
720.000 - 739.999            13.51
740.000 - 759.999            12.49
760.000 - 779.999            13.24
780.000 - 799.999             7.65
800.000 - 819.999             3.03
----------------------------------
Total:                      100.00
----------------------------------


-------------------------------------
PMI                           Percent
-------------------------------------
GEMICO                           1.26
MORTGAGE GUARANTY INSURANCE CO   0.63
OLTV <= 80 - NO MI              89.56
OLTV > 80 - NO MI                0.09
PMI MORTGAGE INSURANCE CO        4.89
RADIAN                           0.49
REPUBLIC MORTGAGE INSUANCE CO    1.06
UGIC                             2.00
-------------------------------------
Total:                         100.00
-------------------------------------


----------------------------------
Property Type              Percent
----------------------------------
2-4 FAMILY                   15.19
CONDO                        11.92
PUD                          19.17
SINGLE FAMILY                53.56
TOWNHOUSE                     0.16
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Occupancy Code             Percent
----------------------------------
NON OWNER                   100.00
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Purpose                    Percent
----------------------------------
CASHOUT REFI                 13.41
PURCHASE                     82.06
RATE/TERM REFI                4.53
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Documentation Type         Percent
----------------------------------
FULL/ALT                     24.34
NO DOC                        9.84
NO RATIO                     11.27
SISA                         37.98
SIVA                         16.57
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Interest Only              Percent
----------------------------------
N                            12.33
Y                            87.67
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Interest Only Term         Percent
----------------------------------
0.000                        12.33
36.000                        4.34
60.000                       10.19
84.000                        1.16
120.000                      71.99
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Silent                     Percent
----------------------------------
N                            52.60
Y                            47.40
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Prepay Flag                Percent
----------------------------------
N                            72.27
Y                            27.73
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Prepay Term                Percent
----------------------------------
0.000                        72.27
4.000                         0.37
6.000                         1.12
12.000                        0.89
24.000                        3.39
36.000                       21.49
42.000                        0.05
60.000                        0.41
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
DTI                        Percent
----------------------------------
<= 0.000                     23.39
0.001 - 10.000                0.69
10.001 - 20.000               5.88
20.001 - 30.000              11.68
30.001 - 40.000              34.58
40.001 - 50.000              21.80
50.001 - 60.000               1.63
60.001 - 70.000               0.17
70.001 - 80.000               0.18
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Conforming                 Percent
----------------------------------
CONFORMING                   89.19
NON CONFORMING               10.81
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Arm Index                  Percent
----------------------------------
1 YEAR CMT                    0.06
1 YEAR LIBOR                 47.05
6 MONTH LIBOR                52.90
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Margins                    Percent
----------------------------------
2.001 - 2.500                70.56
2.501 - 3.000                24.75
3.001 - 3.500                 3.81
3.501 - 4.000                 0.21
4.001 - 4.500                 0.25
4.501 - 5.000                 0.31
5.001 - 5.500                 0.11
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
First Adjustment Cap       Percent
----------------------------------
2.000                        12.87
2.995                         0.18
3.000                         6.74
4.000                         0.12
5.000                        51.46
5.025                         0.07
5.875                         0.25
6.000                        28.29
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Periodic Cap               Percent
----------------------------------
1.000                        23.95
2.000                        74.97
3.000                         0.14
5.875                         0.15
6.000                         0.78
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Max Rate                   Percent
----------------------------------
10.001 - 10.500               2.66
10.501 - 11.000               3.56
11.001 - 11.500              18.98
11.501 - 12.000              29.51
12.001 - 12.500              24.52
12.501 - 13.000              10.19
13.001 - 13.500               5.33
13.501 - 14.000               3.79
14.001 - 14.500               0.72
14.501 - 15.000               0.10
15.001 >=                     0.64
----------------------------------
Total:                      100.00
----------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

                              Nov 7, 2005 13:07                    Page 1 of 2

Goldman Sachs                     GSAA-05 14

==============================================================================


----------------------------------
Floor Rate                 Percent
----------------------------------
2.001 - 2.500                68.29
2.501 - 3.000                24.74
3.001 - 3.500                 3.58
3.501 - 4.000                 0.46
4.001 - 4.500                 0.81
4.501 - 5.000                 0.38
5.001 - 5.500                 0.39
5.501 - 6.000                 0.19
6.001 - 6.500                 0.09
6.501 - 7.000                 0.56
7.001 >=                      0.51
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Months To Roll             Percent
----------------------------------
2.                            0.20
3.                            1.00
4.                            0.11
6.                            0.73
9.                            0.03
10.                           3.86
11.                           5.24
12.                           0.16
15.                           0.25
18.                           0.23
20.                           0.54
21.                           0.25
22.                           0.13
23.                           0.43
24.                           0.28
27.                           0.12
28.                           0.14
29.                           0.10
30.                           0.50
31.                           0.53
32.                           1.99
33.                           2.07
34.                           4.18
35.                           1.59
36.                           0.44
46.                           0.04
50.                           0.16
51.                           0.05
53.                           0.18
55.                           1.21
56.                           5.82
57.                          10.33
58.                          25.58
59.                          22.18
60.                           8.19
80.                           0.26
82.                           0.90
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Number of Units            Percent
----------------------------------
1                            85.09
2                             8.53
3                             1.39
4                             4.99
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Product Type               Percent
----------------------------------
1 YEAR ARM                    9.28
2 YEAR ARM                    2.38
3 YEAR ARM                   11.46
5 YEAR ARM                   73.68
6 MONTH ARM                   2.04
7 YEAR ARM                    1.16
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Self Employment Flag       Percent
----------------------------------
N                            76.89
Y                            23.11
----------------------------------
Total:                      100.00
----------------------------------


----------------------------------
Originator                 Percent
----------------------------------
COUNTRYWIDE                   1.88
GOLDMAN MORTGAGE CO          50.29
GREENPOINT                   10.18
NATCITY                       7.16
SUNTRUST                     30.49
----------------------------------
Total:                      100.00
----------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

                              Nov 7, 2005 13:07                    Page 2 of 2

GSAA0514
B2
10 CPR
Libor = 9%


-------------------------------------------------------------------------------------------------------------------------
    Period          Date           Principal         Interest        Cash Flow        Balance       Effective Coupon
=========================================================================================================================
 Total

             0      22-Nov-05            0.000000               0               0     4,758,000.00             0.00000
             1      25-Dec-05            0.000000       50,811.47       50,811.47     4,758,000.00            11.65000
             2      25-Jan-06            0.000000       47,731.99       47,731.99     4,758,000.00            11.65000
             3      25-Feb-06            0.000000       47,731.99       47,731.99     4,758,000.00            11.65000
             4      25-Mar-06            0.000000       43,112.77       43,112.77     4,758,000.00            11.65000
             5      25-Apr-06            0.000000       47,731.99       47,731.99     4,758,000.00            11.65000
             6      25-May-06            0.000000       46,192.25       46,192.25     4,758,000.00            11.65000
             7      25-Jun-06            0.000000       38,046.70       38,046.70     4,758,000.00             9.28610
             8      25-Jul-06            0.000000       36,142.00       36,142.00     4,758,000.00             9.11526
             9      25-Aug-06            0.000000       36,519.30       36,519.30     4,758,000.00             8.91331
            10      25-Sep-06            0.000000       36,129.02       36,129.02     4,758,000.00             8.81805
            11      25-Oct-06            0.000000       34,635.42       34,635.42     4,758,000.00             8.73529
            12      25-Nov-06            0.000000       34,921.94       34,921.94     4,758,000.00             8.52344
            13      25-Dec-06            0.000000       33,887.14       33,887.14     4,758,000.00             8.54657
            14      25-Jan-07            0.000000       34,150.50       34,150.50     4,758,000.00             8.33515
            15      25-Feb-07            0.000000       33,803.85       33,803.85     4,758,000.00             8.25054
            16      25-Mar-07            0.000000       31,831.01       31,831.01     4,758,000.00             8.60143
            17      25-Apr-07            0.000000       33,231.15       33,231.15     4,758,000.00             8.11076
            18      25-May-07            0.000000       32,386.94       32,386.94     4,758,000.00             8.16821
            19      25-Jun-07            0.000000       32,603.11       32,603.11     4,758,000.00             7.95748
            20      25-Jul-07            0.000000       31,857.21       31,857.21     4,758,000.00             8.03461
            21      25-Aug-07            0.000000       32,108.31       32,108.31     4,758,000.00             7.83671
            22      25-Sep-07            0.000000       32,013.29       32,013.29     4,758,000.00             7.81352
            23      25-Oct-07            0.000000       32,155.83       32,155.83     4,758,000.00             8.10992
            24      25-Nov-07            0.000000       32,318.52       32,318.52     4,758,000.00             7.88802
            25      25-Dec-07            0.000000       31,742.76       31,742.76     4,758,000.00             8.00574
            26      25-Jan-08            0.000000       31,903.30       31,903.30     4,758,000.00             7.78667
            27      25-Feb-08            0.000000       31,717.76       31,717.76     4,758,000.00             7.74139
            28      25-Mar-08            0.000000       30,982.12       30,982.12     4,758,000.00             8.08335
            29      25-Apr-08            0.000000       31,612.10       31,612.10     4,758,000.00             7.71560
            30      25-May-08            0.000000       31,152.10       31,152.10     4,758,000.00             7.85677
            31      25-Jun-08            0.000000       31,284.87       31,284.87     4,758,000.00             7.63573
            32      25-Jul-08            0.000000       31,024.64       31,024.64     4,758,000.00             7.82463
            33      25-Aug-08            0.000000       31,571.68       31,571.68     4,758,000.00             7.70574
            34      25-Sep-08            0.000000       33,214.05       33,214.05     4,758,000.00             8.10659
            35      25-Oct-08            0.000000       34,333.18       34,333.18     4,758,000.00             8.65906
            36      25-Nov-08            0.000000       34,401.09       34,401.09     4,758,000.00             8.39631
            37      25-Dec-08            0.000000       34,164.98       34,164.98     4,758,000.00             8.61664
            38      25-Jan-09            0.000000       34,241.64       34,241.64     4,758,000.00             8.35739
            39      25-Feb-09            0.000000       34,312.22       34,312.22     4,758,000.00             8.37462
            40      25-Mar-09            0.000000       34,417.42       34,417.42     4,758,000.00             9.30033
            41      25-Apr-09            0.000000       34,792.76       34,792.76     4,758,000.00             8.49191
            42      25-May-09            0.000000       34,599.72       34,599.72     4,758,000.00             8.72628
            43      25-Jun-09            0.000000       34,649.33       34,649.33     4,758,000.00             8.45690
            44      25-Jul-09            0.000000       34,474.99       34,474.99     4,758,000.00             8.69483




            45      25-Aug-09            0.000000       34,552.40       34,552.40     4,758,000.00             8.43324
            46      25-Sep-09            0.000000       34,637.60       34,637.60     4,758,000.00             8.45404
            47      25-Oct-09            0.000000       34,551.29       34,551.29     4,758,000.00             8.71407
            48      25-Nov-09            0.000000       34,593.38       34,593.38     4,758,000.00             8.44324
            49      25-Dec-09            0.000000       34,447.13       34,447.13     4,758,000.00             8.68780
            50      25-Jan-10            0.000000       34,486.38       34,486.38     4,758,000.00             8.41713
            51      25-Feb-10            0.000000       34,435.09       34,435.09     4,758,000.00             8.40461
            52      25-Mar-10            0.000000       34,145.59       34,145.59     4,758,000.00             9.22688
            53      25-Apr-10            0.000000       34,338.61       34,338.61     4,758,000.00             8.38106
            54      25-May-10            0.000000       34,226.21       34,226.21     4,758,000.00             8.63208
            55      25-Jun-10            0.000000       34,259.26       34,259.26     4,758,000.00             8.36170
            56      25-Jul-10            0.000000       34,163.18       34,163.18     4,758,000.00             8.61619
            57      25-Aug-10            0.000000       33,895.96       33,895.96     4,758,000.00             8.27302
            58      25-Sep-10            0.000000       41,742.73       41,742.73     4,758,000.00            10.18819
            59      25-Oct-10            0.000000       43,296.31       43,296.31     4,758,000.00            10.91963
            60      25-Nov-10            0.000000       43,351.14       43,351.14     4,758,000.00            10.58076
            61      25-Dec-10            0.000000       43,351.08       43,351.08     4,758,000.00            10.93344
            62      25-Jan-11            0.000000       43,351.02       43,351.02     4,758,000.00            10.58073
            63      25-Feb-11            0.000000       43,351.96       43,351.96     4,758,000.00            10.58096
            64      25-Mar-11            0.000000       43,112.77       43,112.77     4,758,000.00            11.65000
            65      25-Apr-11            0.000000       43,357.57       43,357.57     4,758,000.00            10.58233
            66      25-May-11            0.000000       43,358.35       43,358.35     4,758,000.00            10.93527
            67      25-Jun-11            0.000000       43,358.28       43,358.28     4,758,000.00            10.58250
            68      25-Jul-11            0.000000       43,358.21       43,358.21     4,758,000.00            10.93524
            69      25-Aug-11            0.000000       43,359.14       43,359.14     4,758,000.00            10.58271
            70      25-Sep-11            0.000000       43,359.79       43,359.79     4,758,000.00            10.58287
            71      25-Oct-11            0.000000       43,361.06       43,361.06     4,758,000.00            10.93595
            72      25-Nov-11            0.000000       43,360.98       43,360.98     4,758,000.00            10.58316
            73      25-Dec-11            0.000000       43,360.91       43,360.91     4,758,000.00            10.93592
            74      25-Jan-12            0.000000       43,360.83       43,360.83     4,758,000.00            10.58313
            75      25-Feb-12            0.000000       43,361.75       43,361.75     4,758,000.00            10.58335
            76      25-Mar-12            0.000000       43,362.39       43,362.39     4,758,000.00            11.31340
            77      25-Apr-12            0.000000       43,362.31       43,362.31     4,758,000.00            10.58349
            78      25-May-12            0.000000       43,362.23       43,362.23     4,758,000.00            10.93625
            79      25-Jun-12        39961.940000       43,362.14       83,324.08     4,718,038.06            10.58345
            80      25-Jul-12        41969.990000       42,997.87       84,967.85     4,676,068.08            10.93621
            81      25-Aug-12        41603.480000       42,615.94       84,219.43     4,634,464.60            10.58357
            82      25-Sep-12        41295.400000       42,529.07       83,824.47     4,593,169.19            10.65681
            83      25-Oct-12        40934.880000       42,299.93       83,234.81     4,552,234.31            11.05118
            84      25-Nov-12        40577.560000       41,927.65       82,505.21     4,511,656.75            10.69589
            85      25-Dec-12        40223.350000       41,553.90       81,777.25     4,471,433.40            11.05241
            86      25-Jan-13        39872.250000       41,183.41       81,055.65     4,431,561.16            10.69588
            87      25-Feb-13        39524.210000       40,816.15       80,340.36     4,392,036.95            10.69587
            88      25-Mar-13        39178.400000       39,796.73       78,975.13     4,352,858.55            11.65000
            89      25-Apr-13        38836.430000       40,112.84       78,949.27     4,314,022.12            10.70162
            90      25-May-13        38497.450000       39,754.93       78,252.38     4,275,524.67            11.05834
            91      25-Jun-13        38161.440000       39,400.14       77,561.58     4,237,363.23            10.70161
            92      25-Jul-13        37828.360000       39,048.46       76,876.82     4,199,534.87            11.05833
            93      25-Aug-13        37498.200000       38,699.83       76,198.04     4,162,036.67            10.70160
            94      25-Sep-13        37170.920000       38,354.26       75,525.18     4,124,865.74            10.70159
            95      25-Oct-13        36846.510000       38,011.70       74,858.20     4,088,019.23            11.05831
            96      25-Nov-13        36524.930000       37,672.12       74,197.05     4,051,494.31            10.70158
            97      25-Dec-13        36206.160000       37,335.52       73,541.68     4,015,288.15            11.05830




            98      25-Jan-14        35890.180000       37,001.85       72,892.03     3,979,397.97            10.70157
            99      25-Feb-14        35576.960000       36,671.09       72,248.05     3,943,821.00            10.70156
           100      25-Mar-14        35266.480000       35,735.40       71,001.88     3,908,554.52            11.65000
           101      25-Apr-14        34958.720000       36,018.20       70,976.92     3,873,595.81            10.70155
           102      25-May-14        34653.640000       35,696.03       70,349.67     3,838,942.16            11.05826
           103      25-Jun-14        34351.230000       35,376.67       69,727.90     3,804,590.93            10.70154
           104      25-Jul-14        34051.470000       35,060.09       69,111.56     3,770,539.46            11.05825
           105      25-Aug-14        33754.330000       34,746.28       68,500.60     3,736,785.13            10.70152
           106      25-Sep-14        33459.780000       34,435.20       67,894.98     3,703,325.35            10.70152
           107      25-Oct-14        33167.810000      167,233.70      200,401.51     3,670,157.54            54.18925
           108      25-Nov-14        32878.400000      510,687.65      543,566.04     3,637,279.14           161.58887
           109      25-Dec-14        32591.510000      597,627.10      630,218.61     3,604,687.63           197.16730
           110      25-Jan-15        32307.130000      501,692.30      533,999.43     3,572,380.50           161.62577
           111      25-Feb-15        32025.240000       60,764.57       92,789.81     3,540,355.26            19.75302
           112      25-Mar-15        31745.810000       32,079.55       63,825.36     3,508,609.45            11.65000
           113      25-Apr-15        31471.350000       35,198.18       66,669.52     3,477,138.10            11.65000
           114      25-May-15        31199.870000       33,757.22       64,957.09     3,445,938.23            11.65000
           115      25-Jun-15        30928.970000       34,569.46       65,498.43     3,415,009.26            11.65000
           116      25-Jul-15        30664.200000       33,154.05       63,818.24     3,384,345.07            11.65000
           117      25-Aug-15        31035.560000       33,951.56       64,987.12     3,353,309.51            11.65000
           118      25-Sep-15        32168.010000       33,640.21       65,808.22     3,321,141.50            11.65000
           119      25-Oct-15        32702.110000       32,242.75       64,944.86     3,288,439.39            11.65000
           120      25-Nov-15        32426.770000       32,989.44       65,416.21     3,256,012.61            11.65000
           121      25-Dec-15        32145.650000       31,610.46       63,756.11     3,223,866.96            11.65000
           122      25-Jan-16        31867.000000       32,341.65       64,208.65     3,191,999.96            11.65000
           123      25-Feb-16        31590.780000       32,021.97       63,612.74     3,160,409.19            11.65000
           124      25-Mar-16        31316.970000       29,659.56       60,976.54     3,129,092.21            11.65000
           125      25-Apr-16        31045.570000       31,390.88       62,436.44     3,098,046.65            11.65000
           126      25-May-16        30776.530000       30,076.87       60,853.40     3,067,270.12            11.65000
           127      25-Jun-16        30509.850000       30,770.68       61,280.53     3,036,760.27            11.65000
           128      25-Jul-16        30245.500000       29,481.88       59,727.38     3,006,514.76            11.65000
           129      25-Aug-16        29983.470000       30,161.19       60,144.66     2,976,531.30            11.65000
           130      25-Sep-16        29723.720000       29,860.40       59,584.12     2,946,807.57            11.65000
           131      25-Oct-16        29466.250000       28,608.59       58,074.84     2,917,341.32            11.65000
           132      25-Nov-16        29211.030000       29,266.61       58,477.64     2,888,130.29            11.65000
           133      25-Dec-16        28958.050000       28,038.93       56,996.98     2,859,172.24            11.65000
           134      25-Jan-17        28707.270000       28,683.06       57,390.33     2,830,464.97            11.65000
           135      25-Feb-17        28458.690000       28,395.07       56,853.76     2,802,006.28            11.65000
           136      25-Mar-17        28212.290000       25,389.29       53,601.58     2,773,793.99            11.65000
           137      25-Apr-17        27968.040000       27,826.55       55,794.59     2,745,825.95            11.65000
           138      25-May-17        27725.930000       26,657.39       54,383.32     2,718,100.02            11.65000
           139      25-Jun-17        27485.930000       27,267.83       54,753.76     2,690,614.09            11.65000
           140      25-Jul-17        27248.040000       26,121.38       53,369.42     2,663,366.05            11.65000
           141      25-Aug-17        27012.220000       26,718.74       53,730.96     2,636,353.82            11.65000
           142      25-Sep-17        26778.470000       26,447.76       53,226.23     2,609,575.35            11.65000
           143      25-Oct-17        26546.770000       25,334.63       51,881.40     2,583,028.58            11.65000
           144      25-Nov-17        26317.090000       25,912.80       52,229.89     2,556,711.49            11.65000
           145      25-Dec-17        26089.420000       24,821.41       50,910.83     2,530,622.07            11.65000
           146      25-Jan-18        25863.740000       25,387.06       51,250.80     2,504,758.33            11.65000
           147      25-Feb-18        25640.040000       25,127.60       50,767.64     2,479,118.29            11.65000
           148      25-Mar-18        25418.290000       22,463.57       47,881.86     2,453,700.00            11.65000
           149      25-Apr-18        25198.490000       24,615.38       49,813.87     2,428,501.51            11.65000
           150      25-May-18        24980.610000       23,576.70       48,557.31     2,403,520.91            11.65000




           151      25-Jun-18        25455.750000       24,111.99       49,567.73     2,378,065.16            11.65000
           152      25-Jul-18        73651.630000       23,087.05       96,738.67     2,304,413.54            11.65000
           153      25-Aug-18        73014.980000       23,117.75       96,132.73     2,231,398.55            11.65000
           154      25-Sep-18        72383.910000       22,385.27       94,769.18     2,159,014.64            11.65000
           155      25-Oct-18        71758.360000       20,960.43       92,718.80     2,087,256.28            11.65000
           156      25-Nov-18        71138.290000       20,939.24       92,077.53     2,016,117.99            11.65000
           157      25-Dec-18        70523.640000       19,573.15       90,096.78     1,945,594.35            11.65000
           158      25-Jan-19        69914.360000       19,518.09       89,432.46     1,875,679.99            11.65000
           159      25-Feb-19        69310.420000       18,816.72       88,127.14     1,806,369.57            11.65000
           160      25-Mar-19        68711.760000       16,367.72       85,079.48     1,737,657.81            11.65000
           161      25-Apr-19        68118.340000       17,432.09       85,550.43     1,669,539.47            11.65000
           162      25-May-19        67530.120000       16,208.45       83,738.56     1,602,009.35            11.65000
           163      25-Jun-19        66947.030000       16,071.27       83,018.30     1,535,062.32            11.65000
           164      25-Jul-19        66369.060000       14,902.90       81,271.95     1,468,693.26            11.65000
           165      25-Aug-19        65796.140000       14,733.85       80,529.98     1,402,897.13            11.65000
           166      25-Sep-19        65228.230000       14,073.79       79,302.01     1,337,668.90            11.65000
           167      25-Oct-19        64665.290000       12,986.54       77,651.82     1,273,003.61            11.65000
           168      25-Nov-19        64107.280000       12,770.70       76,877.98     1,208,896.33            11.65000
           169      25-Dec-19        63554.150000       11,736.37       75,290.52     1,145,342.19            11.65000
           170      25-Jan-20        63005.860000       11,490.01       74,495.87     1,082,336.33            11.65000
           171      25-Feb-20        62462.370000       10,857.94       73,320.30     1,019,873.96            11.65000
           172      25-Mar-20        61923.630000        9,571.23       71,494.86       957,950.33            11.65000
           173      25-Apr-20        61389.610000        9,610.10       70,999.71       896,560.72            11.65000
           174      25-May-20        60860.260000        8,704.11       69,564.37       835,700.46            11.65000
           175      25-Jun-20        60335.540000        8,383.70       68,719.25       775,364.92            11.65000
           176      25-Jul-20        59815.420000        7,527.50       67,342.92       715,549.50            11.65000
           177      25-Aug-20        59299.850000        7,178.35       66,478.20       656,249.65            11.65000
           178      25-Sep-20        58788.790000        6,583.46       65,372.25       597,460.86            11.65000
           179      25-Oct-20        58282.200000        5,800.35       64,082.55       539,178.66            11.65000
           180      25-Nov-20        57780.050000        5,409.01       63,189.06       481,398.61            11.65000
           181      25-Dec-20        57282.290000        4,673.58       61,955.86       424,116.33            11.65000
           182      25-Jan-21        56788.880000        4,254.71       61,043.59       367,327.44            11.65000
           183      25-Feb-21        56299.800000        3,685.01       59,984.81       311,027.65            11.65000
           184      25-Mar-21        55814.990000        2,818.26       58,633.25       255,212.66            11.65000
           185      25-Apr-21        55334.430000        2,560.28       57,894.71       199,878.23            11.65000
           186      25-May-21        54858.070000        1,940.48       56,798.56       145,020.15            11.65000
           187      25-Jun-21        54385.890000        1,454.83       55,840.72        90,634.27            11.65000
           188      25-Jul-21        53917.830000          879.91       54,797.74        36,716.43            11.65000
           189      25-Aug-21        36716.430000          368.34       37,084.77             0.00            11.65000



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